Filed pursuant to Rule 497(e)
File Nos. 033-36528 and 811-06161

ALLIANZ FUNDS

Supplement Dated June 15, 2018

to the Statutory Prospectus for Class A, Class C, Class R,

Institutional Class, Class R6, Class P, Administrative Class and Class T

Shares of Allianz Funds

Dated August 30, 2017 (as supplemented thereafter)

Disclosure Relating to AllianzGI Small-Cap Fund (the “Fund”)

Effective June 15, 2018, within the Fund Summary relating to the Fund, the subsection entitled “Management of the Fund–Portfolio Managers” is hereby restated in its entirety as follows:

Kunal Ghosh, lead portfolio manager and a managing director, has managed the U.S. Systematic Small-Cap and Small-Cap Managed Volatility sleeves. He is also responsible for rebalancing the Fund’s different small-cap sleeves and has been responsible for the Fund’s investments in cash and cash equivalents since its inception in 2013.

Stephen Lyford, portfolio manager and director, has managed the U.S. Small-Cap Growth sleeve of the Fund since 2016.

Robert S. Marren, portfolio manager and managing director, has managed the Microcap sleeve of the Fund since its inception in 2013.

Please retain this Supplement for future reference.